Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
12. Goodwill:

A continuity of goodwill is as follows:

	December 31, 2016	December 31, 2015
Balance, beginning of year	$3,008	$23,352
Measurement period adjustments	—	149
Impairment losses	—	(18,707)
Impact of foreign exchange changes	(85)	(1,786)
Balance, end of year	$2,923	$3,008

The Company completed its annual assessment at November 30, 2016 and concluded the remaining goodwill of $2,923 related to the Netherlands reporting unit under the Automotive business segment was not impaired.

Based on the revenue and operating results of the Italian reporting unit, which is within the Automotive segment in the nine months ended September 30, 2015, the decline in the outlook for the remainder of 2015 and future years and the decline in the Company's share price, the Company concluded there were impairment indicators requiring an interim goodwill impairment assessment as of September 30, 2015. Based on the Company's 2015 assessment, it was determined that the carrying amount of goodwill exceeded the implied fair value of goodwill and as a result, an impairment of $18,707 was recorded in the Italian reporting unit in 2015.

For 2016 and 2015, the fair value of the reporting units was determined using the present value of expected future cash flows discounted at a rate equivalent to a market participant’s weighted-average cost of capital. The estimates and assumptions regarding expected future cash flows and the appropriate discount rates are in part based upon historical experience, financial forecasts and industry trends and conditions.